EXHIBIT 23




                           INDEPENDENT AUDITORS' CONSENT


      We consent to the incorporation by reference in Registration Statements No. 2-77747 and No. 33-43042 of Speizman Industries, Inc. on Form S-8 of our report dated August 27, 1998, appearing in this Annual Report on Form 10-K of Speizman Industries, Inc. for the year ended June 27, 1998.



Charlotte, North Carolina                               BDO Seidman, LLP
August 27, 1998